Exhibit 10.24

FOURTH AMENDMENT
TO THE
INGERSOLL-RAND COMPANY
ELECTED OFFICERS SUPPLEMENTAL PROGRAM

WHEREAS, Ingersoll-Rand Company (the "Company") maintains the amended and restated Ingersoll-Rand Company Elected Officers Supplemental Program (the "Program") to provide certain individuals employed by the Company in addition to the benefits provided from other qualified and non-qualified plans maintained by the Company; and

WHEREAS, the Company reserved the right to amend the Program in accordance with Section 8.1 of the Program; and

WHEREAS, the Company desires to amend the Program;

NOW, THEREFORE, the Program is hereby amended effective as of May 29, 2003 as follows:

1.         Section 8.6 of the Program is hereby amended in its entirety to read as follows:

"8.6     Entire Agreement; Successors

            The Program, including any subsequently adopted amendments, shall constitute the entire agreement or contract between the Company and any Employee regarding the Program.  There are no covenants, promises, agreements, conditions or understandings, either oral or written, between the Company and any Employee regarding the provisions of the Program, other than those set forth herein.
            Notwithstanding the previous sentence, to the extent any written agreement between the Company and an Employee modifies the provisions of the Program with respect to the Employee, such agreement shall be deemed to modify the provisions of the Program but only to the extent such agreement is approved by the Committee.  The Program and any amendment hereof shall be binding on the Company and the
            Employees and their respective heirs, administrators, trustees, successors and assigns, including but not limited to, any successors of the Company by merger, consolidation or otherwise by operation of law, and on all designated beneficiaries of the Employee."

    Except as provided herein, the Program shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized representative this 9th day of June, 2003.

                                                                        INGERSOLL-RAND COMPANY

                                                                        By: /s/ Sharon Elliot
                                                                             Sharon Elliot
                                                                             Senior Vice President
                                                                             Human Resources